Exhibit 10(c)





                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                               SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Alliance All-Market Advantage Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 25, 2003

                                   By: /s/  Marc O. Mayer
                                             -------------------------
                                            Marc O. Mayer
                                            President

                                By: /s/  Mark D. Gersten
                                         -------------------------
                                         Mark D. Gersten
                                         Treasurer and Chief Financial Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.